SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549


FORM 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event report):  December 10, 2001



RYAN'S FAMILY STEAK HOUSES, INC.
(Exact name of registrant as specified in its charter)


South Carolina			0-10943			57-0657895
(State or other			(Commission			(IRS Employer
jurisdiction of			File Number)	      Identification
incorporation)							No.)


405 Lancaster Avenue (29650)
Post Office Box 100
Greer, SC 29652

(Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (864) 879-1000


(No change)
(Former name or former address, if changed since last report)


Item 5.  Other Events.

On December 10, 2001 Ryan's Family Steak Houses, Inc. (the "Company") released to both sell-side and buy-side analysts on the Company's internal facsimile list information on restaurant sales results for the period ended December 5, 2001, (referred to therein as the month of November), which information is incorporated herein by reference.

Item 7.Financial Statements and Exhibits.
	(c) Exhibits

	    20.1  December sales information issued December 10, 2001.

SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

			RYAN'S FAMILY STEAK HOUSES, INC.
			(Registrant)
			By:	/s/Fred T. Grant, Jr.
Name:  Fred T. Grant, Jr.
Title: Senior Vice President-Finance
Date:  December 10, 2001